UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report August 25, 2003

(Date of earliest event reported)

FMC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 East Randolph Drive, Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

(312) 861-6000

Registrant’s telephone number, including area code

ITEM 9.	REGULATION FD DISCLOSURE

On August 25, 2003, FMC Technologies, Inc. issued a press release announcing the acquisition of a controlling interest in CDS Engineering and associated assets. CDS Engineering is a gas and liquids separation technology provider headquartered in Arnhem, the Netherlands. A copy of the press release and prepared remarks to be delivered in a conference call to discuss the transaction that will take place on August 26, 2003 are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this report and are incorporated herein by reference. The attached press release contains the time and call in information regarding the conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC TECHNOLOGIES, INC.

By:	/s/ WILLIAM H. SCHUMANN, III
William H. Schumann, III Senior Vice President, Chief Financial Officer and Treasurer

Date: August 26, 2003

Exhibits

Exhibit 99.1	Press Release of FMC Technologies, Inc. dated August 25, 2003

Exhibit 99.2

Prepared Remarks of Joseph H. Netherland, Chief Executive Officer of FMC Technologies, Inc., for August 26, 2003 Conference Call Regarding Acquisition of Controlling Interest in CDS Engineering and associated assets.

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